UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2019

TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant's telephone number,
including area code)
N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

(a)
On April 17, 2019, Texas Capital Bancshares, Inc. (the "Company") issued a press release and made a concurrent public presentation regarding its operating and financial results for its fiscal quarter and year ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this report (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 16, 2019, the Company held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). The matters voted on at the Annual Meeting and final voting results are summarized below.

Proposal One - A Company proposal to elect twelve directors for a term of one year or until their successors are elected and qualified:

	Number of Shares
	Voted For	Votes Withheld	Broker Non-Votes
Larry L. Helm	41,133,959	591,523	1,830,013
C. Keith Cargill	41,250,945	474,537	1,830,013
Jonathan E. Baliff	41,207,225	518,257	1,830,013
James H. Browning	24,992,957	16,802,525	1,830,013
David S. Huntley	41,145,200	580,282	1,830,013
Charles S. Hyle	41,165,093	560,389	1,830,013
Elysia Holt Ragusa	19,068,725	22,656,757	1,830,013
Steven P. Rosenberg	40,425,209	1,300,273	1,830,013
Robert W. Stallings	40,745,841	979,641	1,830,013
Dale W. Tremblay	38,485,454	3,240,028	1,830,013
Ian J. Turpin	24,515,913	17,209,569	1,830,013
Patricia A. Watson	41,053,341	672,141	1,830,013
Each of the twelve director nominees was elected for a one-year term.

Proposal 2 - A Company proposal to approve, on an advisory basis, the 2018 compensation of our named executive officers:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
40,805,744	880,558	39,177	1,830,016
The 2018 compensation of our named executive officers was approved on an advisory basis.

Proposal 3 - A Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
42,253,557	1,281,184	20,754	0
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm was ratified.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated April 17, 2019 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter and year ended March 31, 2019

99.2	Presentation given April 17, 2019 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter and year ended March 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 17, 2019	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer